      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 14, 2002

                                            REGISTRATION STATEMENT NO. 333-81780
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                AMENDMENT NO. 6
                                       TO
                                    FORM S-1


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                         MARKWEST ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                1321                               27-0005456
  (State or other jurisdiction of         (Primary Standard Industrial                (I.R.S. Employer
   incorporation or organization)         Classification Code Number)               Identification No.)

                      155 INVERNESS DRIVE WEST, SUITE 200
                           ENGLEWOOD, COLORADO 80112
                                 (303) 290-8700
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                         ------------------------------

                               GERALD A. TYWONIUK
                         MARKWEST ENERGY PARTNERS, L.P.
                      155 INVERNESS DRIVE WEST, SUITE 200
                           ENGLEWOOD, COLORADO 80112
                                 (303) 290-8700
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

               DAVID P. OELMAN                                      JOSHUA DAVIDSON
             JEFFREY M. CAMERON                                   DOUGLASS M. RAYBURN
           VINSON & ELKINS L.L.P.                                 BAKER BOTTS L.L.P.
           1001 FANNIN, SUITE 2300                          ONE SHELL PLAZA, 910 LOUISIANA
          HOUSTON, TEXAS 77002-6760                              HOUSTON, TEXAS 77002
               (713) 758-2222                                       (713) 229-1234

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this registration statement.

                         ------------------------------

    If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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
                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the NASD filing fee and the AMEX filing fee, the amounts set forth below are estimates.

Registration fee............................................  $    4,444
NASD filing fee.............................................       5,330
AMEX listing fee............................................      45,000
Printing and engraving expenses.............................     400,000
Fees and expenses of legal counsel..........................   1,275,000
Accounting fees and expenses................................     250,000
Transfer agent and registrar fees...........................       4,000
Miscellaneous...............................................     316,226
                                                              ----------
    Total...................................................  $2,300,000

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The section of the prospectus entitled "The Partnership Agreement--Indemnification" is incorporated herein by this reference. Reference is made to Section 7 of the Underwriting Agreement filed as Exhibit 1.1 to the registration statement. Subject to any terms, conditions or restrictions set forth in the Partnership Agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

    MarkWest Energy Partners, L.P. issued to MarkWest Energy GP, L.L.C. a 2% general partner interest in the partnership in exchange for a capital contribution in the amount of $20 and a 98% limited partner interest in the partnership in exchange for a capital contribution in the amount of $980 in connection with the formation of the partnership in January 2002 in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. There have been no other sales of unregistered securities within the past three years.

ITEM 16. EXHIBITS

    The following documents are filed as exhibits to this registration statement:


    EXHIBIT NUMBER                                            DESCRIPTION
    --------------                                            -----------
       1.1(d)                  --     Form of Underwriting Agreement

       3.1(a)                  --     Certificate of Limited Partnership of MarkWest Energy
                                      Partners, L.P.

       3.2(f)                  --     Form of Amended and Restated Agreement of Limited
                                      Partnership of MarkWest Energy Partners, L.P.

       3.3(a)                  --     Certificate of Formation of MarkWest Energy Operating
                                      Company, L.L.C.

       3.4(b)                  --     Form of Amended and Restated Limited Liability Company
                                      Agreement of MarkWest Energy Operating Company, L.L.C.

       3.5(a)                  --     Certificate of Formation of MarkWest Energy GP, L.L.C.

    EXHIBIT NUMBER                                            DESCRIPTION
    --------------                                            -----------
       3.6(d)                  --     Form of Amended and Restated Limited Liability Company
                                      Agreement of MarkWest Energy GP, L.L.C.

       5.1(a)                  --     Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

       8.1(b)                  --     Opinion of Vinson & Elkins L.L.P relating to tax matters

      10.1                     --     Form of Credit Facility

      10.2(e)                  --     Form of Contribution, Conveyance and Assumption Agreement

      10.3(b)                  --     Form of MarkWest Energy GP, L.L.C. Long-Term Incentive Plan

      10.4(d)                  --     Form of Omnibus Agreement

      10.5(e)+                 --     Fractionation, Storage and Loading Agreement

      10.6(e)+                 --     Gas Processing Agreement

      10.7(e)+                 --     Pipeline Liquids Transportation Agreement

      10.8(d)                  --     Natural Gas Liquids Purchase Agreement

      10.9(c)+                 --     Gas Processing Agreement (Maytown)

      18.1(f)                  --     Letter regarding change in accounting principles of MarkWest
                                      Hydrocarbon, Inc.

      21.1(b)                  --     List of subsidiaries

      23.1(f)                  --     Consent of PricewaterhouseCoopers LLP

      23.2(a)                  --     Consent of Vinson & Elkins L.L.P. (contained in
                                      Exhibit 5.1)

      23.3(b)                  --     Consent of Vinson & Elkins L.L.P. (contained in
                                      Exhibit 8.1)

      23.4(a)                  --     Consent of Cawley, Gillespie & Associates, Inc.

      23.5(a)                  --     Consent of Gilbert Laustsen Jung Associates Ltd.

      23.6(a)                  --     Consent of William A. Kellstrom

      23.7(b)                  --     Consent of Donald C. Heppermann

      23.8(b)                  --     Consent of William P. Nicoletti

      24.1(a)                  --     Powers of Attorney


---------


(a) Previously filed with the original filing of the Registration Statement on January 31, 2002.


(b) Previously filed with Amendment No. 1 to the Registration Statement on March 22, 2002.

(c) Previously filed with Amendment No. 2 to the Registration Statement on April 16, 2002.

(d) Previously filed with Amendment No. 3 to the Registration Statement on April 25, 2002.

(e) Previously filed with Amendment No. 4 to the Registration Statement on May 1, 2002.


(f) Previously filed with Amendment No. 5 to the Registration Statement on May 8, 2002.


+ Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

ITEM 17. UNDERTAKINGS

    The undersigned Registrant hereby undertakes to provide at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The undersigned Registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    The undersigned Registrant undertakes to provide to the holders of common units the financial statements required by Form 10-K for the first fiscal year of operations of the partnership.

    The undersigned Registrant undertakes to send to each limited partner at least on an annual basis a detailed statement of any transactions with the general partner or its affiliates, and of fees, commissions and other benefits paid, or accrued to the general partner or its affiliates for the fiscal year completed, showing the amount paid or accrued to each recipient and the services performed.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, state of Colorado, on May 13, 2002.


                                                       MARKWEST ENERGY PARTNERS, L.P.

                                                       By:     MarkWest Energy GP, L.L.C.,
                                                               its General Partner

                                                       By:     /s/ GERALD A. TYWONIUK
                                                               -------------------------------------
                                                       Name:   Gerald A. Tywoniuk
                                                       Title:  Senior Vice President, Chief Financial
                                                               Officer and Director

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                  TITLE                           DATE
              ---------                                  -----                           ----
                  *                    Chairman of the Board of Directors,
    ----------------------------       President and Chief Executive Officer         May 13, 2002
             John M. Fox               (Principal Executive Officer)

                                       Senior Vice President, Chief
       /s/ GERALD A. TYWONIUK          Financial Officer and Director
    ----------------------------       (Principal Financial and Accounting           May 13, 2002
         Gerald A. Tywoniuk            Officer)

                  *
    ----------------------------       Executive Vice President and Director         May 13, 2002
          Arthur J. Denney

       */s/ GERALD A. TYWONIUK
    ----------------------------
         Gerald A. Tywoniuk
          Attorney-In-Fact


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